EXHIBIT 99.3      CONSOLIDATED BALANCE SHEETS
                  COMERICA INCORPORATED AND SUBSIDIARIES

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                                        December 31,      December 31,
(IN THOUSANDS, EXCEPT SHARE DATA)               1996              1995
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ASSETS
Cash and due from banks                $ 1,901,760         $ 2,028,375

Interest-bearing deposits
  with banks                                27,329              23,568
Federal funds sold and
  securities purchased
  under agreements to
  resell                                    32,200             203,798
Trading account securities                   6,009              10,668
Loans held for sale                         38,069             511,562

Investment securities
  available for sale                     4,800,034           6,859,310

Commercial loans                        13,520,246          12,041,009
International loans                      1,706,388           1,384,814
Real estate construction
  loans                                    750,760             641,432
Commercial mortgage loans                3,445,562           3,254,041
Residential mortgage loans               1,743,876           2,221,359
Consumer loans                           4,634,258           4,570,015
Lease financing                            405,618             329,608
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   Total loans                          26,206,708          24,442,278
Less allowance for loan losses            (367,165)           (341,344)
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   Net loans                            25,839,543          24,100,934

Premises and equipment                     407,663             455,002
Customers' liability on
  acceptances outstanding                   33,102              21,135
Accrued income and other
  assets                                 1,120,362           1,255,522
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   Total assets                        $34,206,071         $35,469,874
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LIABILITIES AND SHAREHOLDERS'
 EQUITY
Demand deposits
  (noninterest-bearing)                $ 6,712,985         $ 5,579,536
Interest-bearing deposits               15,357,840          15,461,213
Deposits in foreign offices                296,348           2,126,466
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   Total deposits                       22,367,173          23,167,215

Federal funds purchased and
  securities sold under
  agreements to repurchase               1,395,540           3,206,612
Other borrowed funds                     3,093,651           1,467,550
Acceptances outstanding                     33,102              21,135
Accrued expenses and other
  liabilities                              459,267             355,219
Medium- and long-term debt               4,241,769           4,644,416

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   Total liabilities                    31,590,502          32,862,147

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at
    12/31/96                               250,000                   -
Common stock - $5 par value:
  Authorized - 250,000,000
    shares
  Issued - 107,297,345 shares
    at 12/31/96, 115,094,531
    shares at 12/31/95                     536,487             575,473
Capital surplus                                  -             410,618
Unrealized gains and losses
  on investment securities
  available for sale                       (22,789)             (4,141)
Retained earnings                        1,854,116           1,640,980
Deferred compensation                       (2,245)             (1,974)
Less cost of common stock in
  treasury-490,704 shares
  at 12/31/95                                    -             (13,229)
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   Total shareholders' equity            2,615,569           2,607,727
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   Total liabilities and
    shareholders' equity               $34,206,071         $35,469,874
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
          CONSOLIDATED STATEMENTS OF INCOME
          Comerica Incorporated and Subsidiaries

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                                                            Three Months Ended                         Year Ended
                                                                December 31                            December 31
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(IN THOUSANDS, EXCEPT PER SHARE DATA)                    1996                 1995                 1996               1995
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INTEREST INCOME
Interest and fees on loans                             $  543,083          $  540,761          $2,160,981          $2,090,854
Interest on investment securities:
    Taxable                                                84,498             120,120             372,331             473,759
    Exempt from federal income tax                          3,189               5,975              17,443              26,189
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            Total interest on investment securities        87,687             126,095             389,774             499,948
Trading account interest                                       54                  58                 210                 227
Interest on federal funds sold and securities purchased
    under agreements to resell                                756               1,361               5,068               7,402
Interest on time deposits with banks                          395                 482               1,827               8,032
Interest on loans held for sale                               762               1,875               4,920               7,461
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            Total interest income                         632,737             670,632           2,562,780           2,613,924

INTEREST EXPENSE
Interest on deposits                                      165,161             183,281             685,539             721,475
Interest on short-term borrowings:
    Federal funds purchased and securities sold
       under agreements to repurchase                      34,059              47,616             111,729             165,544
    Other borrowed funds                                   22,343              23,617             107,155             135,667
Interest on medium-and long-term debt                      70,750              77,857             294,990             288,990
Net interest rate swap (income)/expense                   (12,837)             (2,761)            (48,911)              2,365
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            Total interest expense                        279,476             329,610           1,150,502           1,314,041
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            Net interest income                           353,261             341,022           1,412,278           1,299,883
Provision for loan losses                                  32,000              33,000             114,000              86,500
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            Net interest income after provision
            for loan losses                               321,261             308,022           1,298,278           1,213,383

NONINTEREST INCOME
Income from fiduciary activities                           34,094              31,175             133,482             125,038
Service charges on deposit accounts                        35,075              33,111             140,436             130,249
Customhouse broker fees                                         -               8,949              10,764              36,086
Revolving credit fees                                       5,935              10,020              22,670              36,248
Securities gains                                           10,194              10,960              13,588              11,748
Other noninterest income                                   47,110              46,350             186,014             159,356
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            Total noninterest income                      132,408             140,565             506,954             498,725

NONINTEREST EXPENSES
Salaries and employee benefits                            136,769             141,785             560,784             562,159
Net occupancy expense                                      22,821              25,639              99,211              98,945
Equipment expense                                          17,483              17,202              68,827              67,872
FDIC insurance expense                                       695                2,399               8,139              23,817
Telecommunications expense                                  7,659               7,617              29,092              29,644
Restructuring charge                                       90,000                   -              90,000                   -
Other noninterest expenses                                 80,793              93,803             302,973             303,977
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            Total noninterest expenses                    356,220             288,445           1,159,026           1,086,414
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Income before income taxes                                97,449              160,142             646,206             625,694
Provision for income taxes                                 36,633              53,632             229,045             212,328
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NET INCOME                                              $  60,816           $ 106,510           $ 417,161           $ 413,366
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Net income applicable to common stock                   $  56,541           $ 106,510           $ 408,136          $  413,366
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Primary net income per share                            $    0.52           $    0.92           $    3.55          $     3.54
Average common and common equivalent shares               109,703             116,041             114,854             116,894

Cash dividends declared on common stock                 $  41,789           $  40,072           $ 170,067          $  158,309
Dividends per common share                              $    0.39           $    0.35           $    1.52          $     1.37
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
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          CONSOLIDATED FINANCIAL HIGHLIGHTS
          COMERICA INCORPORATED AND SUBSIDIARIES

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                                                               Three Months Ended               Year Ended
(IN THOUSANDS, EXCEPT PER SHARE DATA,                              December 31                  December 31
 AVERAGE BALANCES AND RATIOS)                                  1996            1995         1996           1995
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
PER SHARE AND COMMON STOCK DATA
Net income                                              $0.52          $0.92          $3.55          $3.54
Net income (excluding
  restructuring charge)                                  1.06            N/A           4.08            N/A
Cash dividends declared                                  0.39           0.35           1.52           1.37
Common shareholders' equity
  (at December 31)                                      22.05          22.75

Average common and common equivalent shares           109,703        116,041        114,854        116,894
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KEY RATIOS
Return on average common                                 9.42%         16.49%         15.98%         16.46%
  equity
Return on average common
  equity (excluding restructuring                       19.41%           N/A          18.33%           N/A
  charge)
Return on average assets                                 0.72%          1.23%          1.22%          1.21%
Return on average assets (excluding
  restructuring charge)                                  1.44%           N/A           1.40%           N/A
Average common equity as a
  percentage of average assets                           7.13%          7.46%          7.47%          7.36%



Core capital ratio                                       7.18%          7.63%
Total capital ratio                                     10.99%         11.21%
Leverage ratio                                           7.07%          6.87%
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AVERAGE BALANCES (in millions)
Commercial loans (including
  lease financing)                                    $13,323        $11,902        $13,037        $11,587
International loans                                     1,670          1,421          1,541          1,257

Real estate construction loans                            744            632            707            541
Commercial mortgage loans                               3,424          3,201          3,483          3,157
Residential mortgage loans                              1,760          2,398          1,960          2,450
Consumer loans                                          4,574          4,809          4,624          4,569
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Total loans                                           $25,495        $24,363        $25,352        $23,561
Earning assets                                         30,744         31,942         31,370         31,537
Total assets                                           33,645         34,631         34,195         34,129
Interest-bearing deposits                              16,088         16,927         16,669         16,888
Noninterest-bearing deposits                            5,791          4,980          5,589          4,767
Total interest-bearing
  liabilities                                          24,781         26,700         25,519         26,527
Common shareholders' equity                             2,400          2,584          2,554          2,511
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NET INTEREST INCOME
Net interest
  income (fully taxable
  equivalent basis)                                  $356,116       $345,285     $1,426,976     $1,320,959
Fully taxable equivalent                                2,855          4,263         14,698         21,076
 adjustment
Net interest margin                                      4.61%          4.31%          4.54%          4.19%
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CREDIT QUALITY
Nonaccrual loans                                     $103,294       $130,403
Reduced-rate loans                                      8,009          3,244
Other real estate                                      28,398         29,384
Total nonperforming assets                            139,701        163,031
Loans 90 days past due                                 51,748         57,134
Gross charge-offs                                      35,258         45,197       $125,912       $119,028
Recoveries                                             12,967          9,219         41,363         43,009
Net charge-offs                                        22,291         35,978         84,549         76,019
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Allowance for loan losses
 as a percentage of total
 loans                                                   1.40%          1.40%
Nonperforming assets as a
 percentage of total
 loans and other real
 estate                                                  0.53%          0.67%
Net loans charged off as
 a percentage of average
 total loans                                             0.35%          0.59%          0.33%          0.32%
Allowance for loan losses
 as a percentage of total
 nonperforming assets
                                                          263%           209%
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ADDITIONAL DATA
Goodwill                                             $250,926       $228,106
Core deposit intangible                                28,688         35,009
Other intangibles                                       5,709          8,632
Mortgage servicing rights                              22,744         15,817
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